UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018 (July 26, 2018)

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, FL	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that reflect our current views with respect to future events and financial performance, business strategies, expectations for our business and the business of the Company and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K, may include, for example, the future financial performance of the Company.

The forward-looking statements contained in this Current Report on Form 8-K are based on our current expectations and beliefs concerning future developments and their potential effects on us. We cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

•	the ability to obtain or maintain the listing of our common stock on Nasdaq;

•
the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

•	changes in applicable laws or regulations;

•	the possibility that we may be adversely affected by other economic, business and/or competitive factors;

•	factors relating to our business, operations and financial performance, including:

o	competition in the markets in which we operate;

o	our ability to maintain agent relationships on terms consistent with those currently in place;

o	our ability to maintain banking relationships necessary for us to conduct our business;

o	credit risks from our agents and the financial institutions with which we do business;

o	bank failures, sustained financial illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions;

o	new technology or competitors that disrupt the current ecosystem;

o	disruptions to our information technology, computer network systems and data centers;

o	our success in developing and introducing new products, services and infrastructure;

o	customer confidence in our brand and in consumer money transfers generally;

o	our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate;

o	international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States;

o	changes in tax laws and unfavorable outcomes of tax positions we take;

o	political instability, currency restrictions and devaluation in countries in which we operate or plan to operate;

o	weakness in U.S. or international economic conditions;

o	change or disruption in international migration patterns;

o	our ability to protect our brand and intellectual property rights;

o	our ability to retain key personnel;

o	changes in foreign exchange rates could impact consumer remittance activity; and

•
other economic, business and/or competitive factors, risks and uncertainties, including those described in the section entitled “Risk Factors” in the Current Report on Form 8-K filed on August 1, 2018, as may be updated by the other documents that we file with the Securities and Exchange Commission.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Introductory Note

As previously reported in the Current Report on Form 8-K filed by the registrant on August 1, 2018 (first filing), (the “Original Report”), on July 26, 2018 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 19, 2017, by and among the registrant, FinTech II Merger Sub Inc., a wholly-owned subsidiary of the registrant (“Merger Sub 1”), FinTech II Merger Sub 2 LLC, a wholly-owned subsidiary of the registrant (“Merger Sub 2”), Intermex Holdings II, Inc. (“Intermex”) and SPC Intermex Representative LLC (“SPC Intermex”). The Merger Agreement provided for the acquisition of Intermex by the registrant pursuant to the merger of Intermex with and into Merger Sub 1 (the “First Merger”), with Intermex continuing as the surviving entity, and immediately following the consummation of the First Merger, the merger of Intermex with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity (such merger together with the First Merger, the “Merger”).

In connection with the closing of the Merger (the “Closing”), the registrant changed its name from FinTech Acquisition Corp. II to International Money Express, Inc. and Merger Sub 2 changed its name from FinTech II Merger Sub 2 LLC to International Money Express Sub 2, LLC. Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “FinTech” refers to the registrant prior to the closing of the Merger and “Intermex” refers to Intermex Holdings II, Inc., together with its subsidiaries, prior to the Merger.

The unaudited condensed consolidated financial statements of Intermex Holdings, Inc., an indirect wholly-owned subsidiary of the registrant, and its subsidiaries (together, “Holdings”), are filed as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A (this “Amendment”). Intermex Holdings II, Inc. and International Money Express, Inc. had no operations of their own and no assets, other than their ownership of Intermex Holdings, Inc. and International Money Express Sub 2, LLC, respectively.

This Amendment amends the Original Report to include certain financial information of Intermex and related disclosures and updates the pro forma financial information relating to the Merger and should be read in conjunction with the Original Report. Except as set forth herein, no other modifications have been made to the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment includes consolidated financial statements of Holdings as of June 30, 2018 and December 31, 2017, for the three months and six months ended June 30, 2018, the three months ended June 30, 2017, the period from January 1, 2017 to January 31, 2017 and the period from February 1, 2017 to June 30, 2017, and a related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Holdings. The unaudited condensed consolidated financial statements of Holdings are attached as Exhibit 99.1 and incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Holdings is attached as Exhibit 99.2 and incorporated herein by reference.

This Amendment also includes the following unaudited pro forma information: (i) an unaudited pro forma condensed combined balance sheet as of June 30, 2018 that combines the unaudited historical consolidated balance sheet of Holdings as of June 30, 2018 with the unaudited consolidated balance sheet of FinTech as of June 30, 2018, giving effect to the Merger as if it had been consummated as of that date; (ii) an unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018 that combines the unaudited historical consolidated statement of operations and comprehensive loss of Holdings for the six months ended June 30, 2018 with the unaudited historical condensed consolidated statement of operations of FinTech for the six months ended June 30, 2018, giving effect to the Merger as if it had occurred on January 1, 2017; and (iii) an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 that combines the audited historical consolidated statement of operations and comprehensive income of Holdings for the year ended December 31, 2017 with the audited historical consolidated statement of operations of FinTech for the year ended December 31, 2017, giving effect to the Merger as if it had occurred on January 1, 2017. The unaudited pro forma financial statements are attached as Exhibit 99.3 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Items 2.01 and 9.01 of this Amendment concerning financial information of Holdings, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements

The financial statements of Holdings included in Exhibit 99.1 are incorporated herein by reference.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Holdings.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Holdings.
99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: August 14, 2018	By:	/s/ Robert Lisy
	Name:	Robert Lisy
	Title:	President and Chief Executive Officer